UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2007

REPERIO EXPLORATION INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-136069

(Commission File Number)

20-4237445

(IRS Employer Identification No.)

650 – 1500 West Georgia Street, Vancouver, BC V6G 2Z6

(Address of principal executive offices and Zip Code)

(604) 628-7780

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Agreement

On May 14, 2007, we issued a news release announcing the execution of a letter of intent for our company to complete a reverse merge with Future Now, Inc., in addition to the abandonment of our mineral exploration property.

Item 9.01.	Financial Statements and Exhibits.
10.1	Letter of Intent executed May 11, 2007
99.1	News Release issued by the Registrant on May 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPERIO EXPLORATION INC.

/s/ Gordon A. Samson

Gordon A. Samson

President

Date: May 14, 2007